Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
October, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  9.72%
      October, 1997  12.62%
      September, 1997  8.63%
      August, 1997  7.92%


Cash Yield                                              28.79%

Investor Charge Offs                                    6.92%

Base Rate                                               9.25%

Over 35 Day Delinquency                                 5.25%

Seller's Interest                                       21.72%

Total Payment Rate                                      10.97%

Total Principal Balance                                $5,966,948,746.36

Investor Participation Amount                          $83,333,333.30

Seller Participation Amount                            $1,296,115,413.10